Exhibit 99

  TRANSGENOMIC CLOSES ON PREVIOUSLY ANNOUNCED PRIVATE PLACEMENT OF COMMON STOCK

    OMAHA, Neb., Oct. 31 /PRNewswire-FirstCall/ -- Transgenomic Inc.
(Nasdaq: TBIO) today announced that it has completed the previously announced private placement of the Company's common stock to a group of institutional investors led by Lehman Brothers. The transaction was originally announced on September 23, 2005. The transaction was priced at $1.01 per share. Net proceeds from the sale were used to repay the Company's indebtedness with Laurus Master Fund, Ltd. of approximately $8.6 million, with the remainder retained for general working capital needs.

    The offering and sale of the shares and warrants to these institutional investors was exempt from the registration requirements of the Securities Act of 1933. However, the Company has committed to prepare and file a registration statement covering the resale of such securities within 30 days of closing and will use its best efforts to obtain effectiveness no later than 90 days after closing. The exclusive placement agent for the transaction was Oppenheimer & Co.

    About Transgenomic
    Transgenomic provides versatile and innovative research tools and related consumable products. Transgenomic's BioSystems segment offers its WAVE Systems and associated consumables. These systems are specifically designed for use in genetic variation detection and single- and double-strand DNA/RNA analysis and purification. These systems have broad applicability to genetic research and molecular diagnostics. To date there have been approximately one thousand systems installed in over 30 countries around the world. In addition, the BioSystems segment offers WAVE-based biomarker discovery and validation services in support of translational research, pre-clinical and clinical studies. Through its Nucleic Acids business segment, Transgenomic provides specialty chemicals, including advanced nucleic acid building blocks and associated reagents used in the manufacture of synthetic oligonucleotides. For more information about the innovative genomics research tools developed and marketed by Transgenomic, please visit the company's Web site at www.transgenomic.com.

    Forward-Looking Statement
    Certain statements in this press release constitute "forward-looking statements" of Transgenomic within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements include, but are not limited to, those with respect to management's current views and estimates of future economic circumstances, industry conditions, company performance and financial results, including the viability of future opportunities and having the wherewithal to pursue them. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic's reports to the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release and Transgenomic does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

SOURCE  Transgenomic Inc.
    -0-                             10/31/2005
    /CONTACT:  Investors, Paul G. Henning of Cameron Associates,
+1-212-554-5462, phenning@cameronassoc.com, for Transgenomic Inc.; or Robert
J. Pogulis, Ph.D., of Transgenomic Inc., +1-845-782-9617, rpogulis@transgenomic.com/
    /Web site:  http://www.transgenomic.com /
    (TBIO)